UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2025

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2025, Adaptimmune Limited (“Seller”), a wholly-owned subsidiary of Adaptimmune Therapeutics plc (together with Seller, “Adaptimmune” or the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with USWM CT, LLC (“Purchaser”), a subsidiary of US WorldMeds Partners, LLC (“Parent”, and together with Purchaser, “US WorldMeds”) and Parent (solely for the purposes of Section 10.14 of the Agreement).

Pursuant to the terms set forth in the Agreement, Adaptimmune agreed to sell to Purchaser the assets and rights related to Adaptimmune’s TECELRA, lete-cel, afami-cel and uza-cel cell therapies (the “Products”), and Purchaser agreed to assume certain liabilities related to the Products (the “Transaction”). Adaptimmune also agreed to transfer to Seller specified intellectual property, product rights, regulatory authorizations, contracts, equipment, inventory, and other related assets. In connection with the Transaction, US WorldMeds intends to offer employment to approximately half of the Company’s workforce.

Upon consummation of the Transaction, Purchaser will pay $55,000,000 in cash, a portion of which Purchaser will pay directly to Hercules Capital, Inc. (“Hercules”) to repay all of Adaptimmune’s indebtedness under that certain Loan and Security Agreement, dated May 14, 2024, by and among Adaptimmune, Hercules and the other parties thereto. In addition, Purchaser has agreed to make future payments to Adaptimmune of up to $30,000,000 in cash upon the achievement of certain regulatory and commercial milestones related to the Products within certain specified time periods and subject to certain specified reductions, including:

•	$5,000,000 upon acceptance for review by the U.S. Food and Drug Administration (“FDA”) of all modules of a Biologics License Application for lete-cel;

•	$10,000,000 upon receipt of full FDA marketing approval of lete-cel for biomarker-eligible patients with advanced or metastatic synovial sarcoma and myxoid/round cell liposarcoma;

•	up to $5,000,000 in the aggregate, payable in two equal installments of $2,500,000 each if net product revenue for TECELRA in the United States equal to or exceeding $18,000,000 in any calendar quarter; and

•	$10,000,000 if net product revenue for TECELRA and lete-cel in the United States equal to or exceeding $200,000,000.

The Agreement provides that the closing of the Transaction (the “Closing”) is subject to the satisfaction or waiver of certain conditions, including that a material adverse effect has not occurred on either Adaptimmune or Purchaser since the date of the Agreement and is continuing as of the date of the Closing and that certain representations and warranties be true and correct in all but de minimis respects as of the date of the Closing. The Agreement may be terminated by either Adaptimmune or Purchaser if the Closing has not occurred by 11:59 P.M. New York Time on August 4, 2025.

In connection with the Transaction, Adaptimmune and Purchaser (or their respective affiliates) will also enter into (i) a license agreement, pursuant to which, among other things, US WorldMeds will be exclusively licensed residual intellectual property rights necessary for the manufacture and commercialization of the Products and (ii) a transition services agreement, pursuant to which Adaptimmune will agree to provide certain transition services to facilitate the transfer of purchased assets to US WorldMeds. Transition services will end, on a transition service-by-transition service basis, upon the earlier of the end of the term specified for each transition service and June 30, 2026.

The foregoing descriptions of the Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 28, 2025, Adaptimmune announced a restructuring to support the continued development by US WorldMeds of TECELRA, lete-cel, afami-cel and uza-cel and to maximize value from the Company’s remaining assets, including its PRAME and CD-70 directed T-cell therapies (the “Restructuring”).

Following the Transaction, the Company plans to further reduce its remaining workforce by approximately 62%. The planned reduction in workforce is subject to consultation with employee representatives in the United Kingdom regarding the plan. The Company anticipates that the majority of the reduction in workforce will be completed during the third quarter of 2025. As a result of these actions, the Company expects to incur pre-tax costs, relating to employee severance and other employee related costs, of approximately $7-8 million. The Company expects to incur the majority of such costs during the third quarter of 2025. These estimates are subject to certain assumptions and actual results may differ.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the Restructuring, Elliot Norry, our Chief Medical Officer, and Cintia Piccina, our Chief Commercial Officer, will cease to be employed by Adaptimmune LLC as of August 8, 2025 and Joanna Brewer, our Chief Scientific Officer, will cease to be employed by Adaptimmune Limited as of August 31, 2025. As previously disclosed, Gavin Wood, our Chief Financial Officer, will cease to be employed by Adaptimmune Limited as of August 31, 2025.

Item 7.01 Regulation FD Disclosure

On July 28, 2025, Adaptimmune issued a press release announcing the Transaction and the Restructuring. The press release is attached as Exhibit 99.1 hereto.

Forward-looking Statements

This Current Report on Form 8-K, including the documents filed herewith or attached hereto and any related oral statements, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the proposed transaction and related matters; the impact of the proposed transaction on Adaptimmune’s share price; the anticipated benefits of the proposed transaction for Adaptimmune’s financial results and business performance; Adaptimmune’s targets, plans, objectives or goals for future operations, including those related to Adaptimmune’s products or product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures; future economic performance, future actions and outcome of contingencies such as legal proceedings; the assumptions underlying or relating to such statements; and other risks and uncertainties contained in Adaptimmune’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Adaptimmune’s most recently filed Annual Report on Form 10-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Adaptimmune undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of July 27, 2025, by and between Seller, Purchaser and Parent (solely for the purposes of Section 10.14 of the Agreement).*

99.1	Press Release, issued on July 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission; provided, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules and exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: July 28, 2025	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary